SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        February 17, 1999



                           CIRRUS LOGIC, INC.
              (Exact name of issuer as specified in its charter)


     Delaware                 0-17795            77-0024818
(State of incorporation)  (Commission       (I.R.S. Employer
                           File Number)     Identification Number)


                         3100 W. Warren Avenue
                        Fremont, California 94538
                 (Address of principal executive offices)

Registrant's telephone number, including area code      (510) 623-8300
                                                      --------------------

                            NOT APPLICABLE
----------------------------------------------------------------------------
          (Former name or former address, if changed since last report

ITEM 5.         OTHER EVENTS

        On February 17, 1999, Registrant merged (the "Merger") with and into Cirrus Logic, Inc., a California corporation ("Cirrus California"), with Registrant being the surviving corporation for the purpose of effecting a change of domicile from California to Delaware. Pursuant to Regulation 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Common Stock of Registrant and the associated Preferred Share Purchase Rights issued in the Merger are deemed to be registered pursuant to
Section 12(g) of the Exchange Act. In addition, Registrant has assumed all registration statements and reports filed by Cirrus California under either the Exchange Act or the Securities Act of 1933, as amended.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 26, 1999                        CIRRUS LOGIC, INC.

                                                By: /s/ Ronald K. Shelton
                                                Vice President, Finance and
                                                Chief Financial Officer